                                      OFFICE OF THE UNITED STATES TRUSTEE
                                                 EXHIBIT 99.2

----------------------------------------------------------              ------------------------------------------
In re: First Alliance Mortgage Company, a California                    DEBTOR IN POSSESSION OPERATING REPORT
Corporation, Debtor                                                     Report Number: 20     Pages: 1 of 3
                                                                        For the period FROM: 11/01/01
Chapter 11 case No: SA 00-12370 LR                                                        TO: 11/30/01
----------------------------------------------------------              ------------------------------------------

1. Profit and loss Statement (Accrual Basis Only)
  A.      Related to Business operations:
          Gross Revenue                                    $433,661.72
          Less: Sales Returns or Discounts                    $0.00
                                                          -------------
                    Net Revenue                                           $433,661.72

          Less: Cost of Goods Sold:
          Beginning Inventory at Cost                         $0.00
          Add: Purchases                                      $0.00
          Less: Ending Inventory at Cost                      $0.00
                                                          -------------
                    Cost of Goods Sold                                      $0.00
                            Gross Profit                                               $433,661.72
                            Other Operating Revenue                                       $0.00

          Less: Operating Expenses:
          Officer Compensation                              $36,047.40
          Salaries and Wages - Other Employees             $108,954.74
                                                          -------------
                    Total Salaries and Wages                              $145,002.14
                    Employee Benefits and Pensions                         $7,209.04
          Payroll Taxes                                     $5,117.02
          Real Estate Taxes                                   $0.00
          Federal and State Income Taxes                      $0.00
                                                          -------------
                    Total Taxes                                            $5,117.02
          Rent and Lease Expense                            $12,713.60
          Interest Expense                                 $111,523.78
          Insurance                                         $62,680.61
          Auto Expense                                        $0.00
          Utilities                                         $16,368.91
          Depreciation and Amortization                       $0.00
          Repairs and Maintenance                           $1,018.10
          Advertising                                         $0.00
          Supplies, Office Expenses, etc                    $8,521.42
          Bad Debt                                            $0.00
          Miscellaneous Operating Expenses-See schedule
               C attached                                  $68,350.77
                                                          -------------
                    Total Operating Expenses                              $281,177.19
                                                                        --------------
                            Total Expenses                                              $438,505.39
                                                                                      --------------
                            Net Gain/(Loss) from Business Operations                    ($4,843.67)

 B.  Not related to Business Operations
          Income
                    Interest Income                                         $0.00
                    Other Non-Operating Revenues                            $0.00
                    Gross Proceeds on Sale of Assets          $0.00
                    Less: Original Cost of Assets             $0.00
                                                          -------------
                            Net Gain/Loss on Sale of Assets                 $0.00
                                                                        --------------
                    Total Non-Operating Income                                              $0.00
          Expenses Not related to Business Operations
                    Legal and Professional Fees                         $1,255,003.41
                    Other Non-Operating Expenses                            $0.00
                                                                        --------------
                    Total Non-Operating Expenses                                      $1,255,003.41
                                                                                      --------------

                                                                                      --------------
NET INCOME/(LOSS) FOR PERIOD                                                          ($1,259,847.08)
                                                                                      ==============


2. Aging of accounts payable and accounts receivable (exclude pre-petition AP)


                                                ---------------  ---------------
                                                PAYABLES         RECEIVABLES
                                                ---------------  ---------------
                         Current Under 30       $ 1,789,696.72   $   814,459.51
                                                ---------------  ---------------
                         Overdue 31-60 days     $   844,648.35   $        69.42
                                                ---------------  ---------------
                         Overdue 61-90 days     $   215,849.81   $            -
                                                ---------------  ---------------
                         Overdue 91-120 days    $    49,576.67   $            -
                                                ---------------  ---------------
                         Overdue Over 121 days  $   622,278.23   $ 3,777,346.37
                                                ---------------  ---------------
                                TOTAL           $ 3,522,049.78   $ 4,589,875.30
                                                ---------------  ---------------

                                                                 ---------------
OTHER BUSINESS RELATED RECEIVABLES/PAYABLES                         RECEIVABLES
                                                                 ---------------
Loans Held for Sale (1)                                          $38,160,874.01
Loan Servicing fees/advances (2)                                 $   109,438.81
                                                                 ---------------
                                TOTAL                            $38,270,312.82
                                                                 ---------------

Notes
(1) See attached schedule A of loans held for sale and interest paid to dates. These assets are financed via a $27,944,761 warehouse financing facility with Lehman Brothers.
(2) Represents fees/advances receivable on loans serviced. The company does not currently age such receivables.


Note: The company also has a $3,439,546 note payable related to its building located on Jamboree Blvd. in Irvine, CA

3. Statement of Status of Payments to Secured Creditors and Lessors:

                                                                                     ---------------------------------
                                                                                     Post Petition Payments not Made *
----------------------------------------------------------------------------------------------------------------------
                                      Frequency of   Amount of Each
Creditor/Lessor                       Pymt           Payment          Next pymt Due        Number        Amounts
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
Lehman Commercial Note                    Varies       Varies           Varies            None             NA
----------------------------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage                  Monthly    $ 28,465.00        12/1/2001         None             NA
----------------------------------------------------------------------------------------------------------------------
Paciolan, Inc.                            Monthly    $  7,217.10        12/1/2001         None             NA
----------------------------------------------------------------------------------------------------------------------
Greenwall, Inc.                           Monthly    $ 12,480.00        12/1/2001         None             NA
----------------------------------------------------------------------------------------------------------------------
WRC Properties (Denver)                   Monthly    $  3,413.47        12/1/2001           2         $   6,826.94
----------------------------------------------------------------------------------------------------------------------
Unum Life Insurance Co (Phoenix)          Monthly    $  3,793.40        12/1/2001           2         $   7,586.80
----------------------------------------------------------------------------------------------------------------------
Washington Mutual (West Covina)           Monthly    $  2,331.64        12/1/2001           2         $   4,663.28
----------------------------------------------------------------------------------------------------------------------
Duke Realty Investments (Mason)           Monthly    $  3,260.04        12/1/2001           2         $   6,520.08
----------------------------------------------------------------------------------------------------------------------
Parkway Center (Pittsburgh)               Monthly    $  3,524.29        12/1/2001           2         $   7,048.58
----------------------------------------------------------------------------------------------------------------------
IRP Muller Assoc (Placentia)              Monthly    $ 14,788.20        12/1/2001           2         $  29,576.40
----------------------------------------------------------------------------------------------------------------------
                                                                                   TOTAL              $  62,222.08
                                                                                                      ----------------

* Explanation for non-payment: The Company is in the process of negotiating lease buyouts



4. Tax liability
Gross payroll expenses for the period                    $  102,459.07
                                                         --------------

Gross sales for period subject to sales tax              $           -
                                                         --------------

                                          ------------------------------------------------------
                                                                                Post Petition
                                                                                    Taxes
                                             Date Paid         Amount Paid       Still Owing
                                          ------------------------------------------------------
   Federal payroll and withholding taxes  11/15/01 & 11/30/01  $  29,171.88   $          -
                                          ------------------------------------------------------
     State payroll and withholding taxes  11/15/01 & 11/30/01  $   6,367.35   $          -
                                          ------------------------------------------------------
               State sales and use taxes                       $          -   $          -
                                          ------------------------------------------------------
                     Real property taxes                       $          -   $          -
                                          ------------------------------------------------------
                                   Total                       $  35,539.23   $          -
                                                               ---------------------------------


5.  Insurance Coverage

                                   --------------------------------------------------------------
                Insurance Coverage Carrier/Agent    Amount of   Policy Expiration    Premium Paid
                                      Name          Coverage          Date               Thru
                                   --------------------------------------------------------------
             Worker's Compensation State Fund        $  1,000,000     6/1/2002          6/1/2002
                                   ---------------------------------------------------------------
               *Commercial Package Various           $  4,350,000    7/30/2002         7/30/2002
                                   ---------------------------------------------------------------
                              Life None
                                   ---------------------------------------------------------------
                          Vehicles National American $  1,000,000    7/30/2002         7/30/2002
                                   ---------------------------------------------------------------
              Other: Mortgage Bond Lloyds            $  5,000,000     6/1/2002          6/1/2002
                                   ---------------------------------------------------------------
            Directors and Officers Lloyds            $ 10,000,000     6/1/2002          6/1/2002
                                   ---------------------------------------------------------------
            Directors and Officers Greenwich         $ 10,000,000    7/12/2002         7/12/2002
                                   ---------------------------------------------------------------
      Professional Liability (E&O) Indian Harbor     $  3,000,000    7/12/2002         7/12/2002
                                   ---------------------------------------------------------------

* Includes buildings and all property damage, as well as liability for injuries

6. Questions

A. Has the debtor in possession provided compensation to any officer, director, shareholders or other principals without the approval of the Office of the United States Trustee?


                  Yes      Explain
      -----------                  ---------------------------------------------
           X      No
      -----------

B. Has the debtor in possession, subsequent to the filing of the petition, made payments on its pre-petition unsecured debt, except as have been authorized by the Court?

                  Yes      Explain
      -----------                  ---------------------------------------------
           X      No
      -----------


7. Statement of Unpaid Professional Fees (Post Petition Amounts Only)

----------------------------------------------------------------------------------------------------
Name of Professional            State Type of Professional        Total Post Petition Amount Unpaid
----------------------------------------------------------------------------------------------------
Irell & Manella                 Legal                             $ 2,314,000.00
----------------------------------------------------------------------------------------------------
Klee & Tuchin                   Creditor's committee counsel      $    56,000.00
----------------------------------------------------------------------------------------------------
Other Law Firms                 Legal                             $    50,000.00
----------------------------------------------------------------------------------------------------
Collier Shannon Scott PLLC      Legal                             $    75,000.00
----------------------------------------------------------------------------------------------------
Brown, Rudnick, Freed & Gesmer  Legal                             $   100,000.00
----------------------------------------------------------------------------------------------------
Daehnke & Cruz                  Legal                             $   100,000.00
----------------------------------------------------------------------------------------------------
Bolar, Hirsch & Jennings        Accountant                        $    95,000.00
----------------------------------------------------------------------------------------------------
Hein & Associates               Accountant                        $    25,000.00
----------------------------------------------------------------------------------------------------
Pachulski, Stang, Ziehl, Young  Borrowers Counsel                 $   381,000.00
----------------------------------------------------------------------------------------------------
PricewaterHouse                 Other Professional Services       $    70,000.00
----------------------------------------------------------------------------------------------------
                                                  Total           $ 3,266,000.00
                                                                  ----------------------------------

8. Narrative Report of Significant Events out of the Ordinary Course of
   Business:

N/A


9. Quarterly fees

---------------------------------------------------------------------------------------------------
 Quarterly             Total       Quarterly      Date        Amount        Check       Quarterly
  Period           Disbursements      fee         Paid         Paid          No.        Fee still
  Ending          for the quarter                                                         Owing
---------------------------------------------------------------------------------------------------
  3/31/2000       $    34,019.51   $    250.00     5/5/2000   $    250.00    1239       $       -
---------------------------------------------------------------------------------------------------
  6/30/2000       $ 7,422,826.85   $ 10,000.00     8/3/2000   $ 10,250.00    1877       $       -
---------------------------------------------------------------------------------------------------
  9/30/2000       $10,601,370.92   $ 10,000.00    11/8/2000   $  9,750.00    2399       $       -
---------------------------------------------------------------------------------------------------
 12/31/2000       $ 4,653,667.78   $  8,000.00    2/21/2001   $  8,000.00    2765       $       -
---------------------------------------------------------------------------------------------------
  3/31/2001       $ 3,584,545.27   $  8,000.00    4/27/2001   $  8,000.00    2997       $       -
---------------------------------------------------------------------------------------------------
  6/30/2001       $ 2,769,261.76   $  7,500.00    7/25/2001   $  7,500.00    3241       $       -
---------------------------------------------------------------------------------------------------
  9/30/2001       $ 3,460,023.89   $  8,000.00   10/29/2001   $  8,000.00    3484       $       -
---------------------------------------------------------------------------------------------------
                                                                           Total Due    $       -
                                                                                        -----------

I, Joel Blitzman, Vice President and Controller, declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.


Dated: December 13, 2001      /S/ Joel Blitzman, Vice President and Controller
                              --------------------------------------------------
                              Debtor in Possession